UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2019

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Greenway Plaza Suite 600 Houston, Texas		77046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former name or former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Limited partner units representing limited partnership interests	BPL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the unitholders of Buckeye Partners, L.P. (the “Partnership”) was held on June 4, 2019, at which the following matters were voted upon by the Partnership’s unitholders: (i) the election of three Class III directors to serve on the board of directors of Buckeye GP LLC, the General Partner of the Partnership, until the Partnership’s 2022 annual meeting of unitholders, (ii) the ratification of the selection of Deloitte & Touche LLP as the Partnership’s independent registered public accounting firm for the year 2019, and (iii) the approval, in an advisory vote, of the compensation of the Partnership’s named executive officers, as described in the Partnership’s definitive proxy statement. As of the record date for the annual meeting, there were 153,917,641 outstanding LP Units that were entitled to vote at the annual meeting.

All nominees for director were elected, with voting as detailed below:

	For	Withheld	Broker Non-Votes
1. Oliver G. Richard, III	95,895,517	1,989,875	43,009,995
2. Clark C. Smith	95,891,147	1,994,245	43,009,995
3. Frank S. Sowinski	95,907,494	1,977,898	43,009,995

The selection of Deloitte & Touche LLP as the Partnership’s independent registered public accounting firm for the year 2019 was ratified, with voting as detailed below:

For	Against	Abstain	Broker Non-Votes
137,275,474	3,049,887	570,026	0

The advisory vote on the compensation of the Partnership’s named executive officers resulted in an approval of executive compensation, with voting as detailed below:

For	Against	Abstain	Broker Non-Votes
94,668,099	2,469,606	747,687	43,009,995

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

By:	TODD J. RUSSO
Todd J. Russo
Senior Vice President, General Counsel and Secretary

Dated: June 7, 2019